Exhibit 99.2

Q4 & Full Year 2017 Earnings Report & Company Updates Monday – April 2, 2018 4:30pm Eastern webcast link: http://public.viavid.com/index.php?id=128829

Forward-Looking Statements These slides may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in revenues, margins, research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. tests and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, reimbursement risks for new tests, maintenance of intellectual property rights and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2017 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements. p.2

Everything we do is focused on 1 KEY idea .. deliver innovation & patient value by providing the most comprehensive capabilities For precision oncology development.

Q4 Revenue Amounts in $ millions Revenue & Growth Highlights p.4 4-Year CAGR 17% $7.5M 4-Year CAGR 30% Full year Revenue Amounts in $ millions $29.0M $10.2M $18.0M $27.0M 2014 2015 2016 2017 $4.0M $5.5M $7.2M Q4 2014 Q4 2015 Q4 2016 Q4 2017

Revenues by Market & Customer Category Biopharma Services Supports 224 clinical trials and studies focused on Solid Tumor and Blood Cancers, including 59 for immuno-oncology indications. $14.6M Clinical Services 9.6% increase in test count year over year, to over 31 thousand tests performed driven by comprehensive test portfolio including immuno-oncology and liquid biopsies. $10.8M Discovery Services Supporting hundreds of clinical trials in 2017, driving support for molecular testing and bioinformatics for pre-clinical initiatives and therapeutic discovery. $3.7M 50% 37% 13% FY 2017 $29.1M p.5

2017 Accomplishments

p.6

- Integration of *vivo*Pharm
- Liquid Biopsy for Lung Cancer Launch
- AntigenID for Immuno-Oncology Launch
- Focus::Myeloma NGS Panel Validation [Mayo]
- NAPRT Methylation Assay Validation
- Validation of multiple Receptor Occupancy by Flow Cytometry Tests
- MDSC detection by Flow Cytometry Assay Validation
- EGFR FISH Validation
- GITR IHC Validation
- FoxP3 IHC Validation
- VENTANA anti-ALK (D5F3) IHC Validation
- PD-L2 IHC Validation
- LAG3 IHC Validation
- Multiplex IHC Assay Optimizations
- New CD138+ Plasma cell Enrichment Assay

Cancer Genetics, Inc. | NASDAQ: CGIX | Q4 & FY 2017 Earnings Call

Full Year 2017 Financial Highlights FY 2017 revenues were $29.1 million, as compared to FY 2016 revenues of $27.0 million. Combined revenue from Biopharma Services and Discovery Services represented 63% of total revenue in 2017. Total operating expenses were increased approximately $3 million to $29.7 million for full year 2017, impacted by $5.3 million in bad debt expense. Gross margin percentage improved to 37.9% compared to 36.8% in the same period last year, an improvement of 1.1 percentage points. Sales and Marketing expenses increased by 6% to $5.0 million from $4.7 million. Net loss for the year was $20.9 million, or $1.01 per share, compared to a net loss of $15.8 million, or $1.00 per share, in 2016. Cash and cash equivalents was $9.5 million, net of $0.4 million in restricted cash, as of December 31, 2017. p.7

Q4 2017 Financial Highlights Revenues of $7.5 million, 4% increase or $0.3 million over $7.2 million in Q4 2016. Biopharma Services revenue totaled $3.5 million compared to $4 million during Q4 2016. Clinical Services revenue totaled $1.9 million compared to $3 million during Q4 2016. Discovery Services revenue totaled $2.1 million compared to $0.3 million during Q4 2016. Total Operating expenses were $11.8 million, an increase from $6.5 million during Q4 of 2016, and was largely driven by bad debt expenses of $4.4 million in Q4. Net loss was $7.9 million, or $0.35 per share for Q4 2017, compared to a net loss of $2.8 million or $0.15 per share for Q4 2016, primarily impacted by the $1.6 million in revenue reduction and additional $4.4 million in bad debt expense. p.8

Income Statement Items ($ in Thousands) Q4 2016 Q4 2017 FY 2016 FY 2017 Revenue $7,230 $7,523 $27,049 $29,121 Gross Profit $2,958 $2,284 $9,945 $11,051 Gross Margin (%) 41% 30% 37% 38% Research & Development (R&D) $1,161 $1,709 $5,967 $4,789 Sales & Marketing (S&M) $937 $1,553 $4,668 $4,990 General & Administrative (G&A) $4,357 $8,537 $16,034 $19,894 Operating (Loss) ($3,497) ($11,799) ($16,724) ($18,622) Net (Loss) ($2,776) ($7,901) ($15,803) ($20,880) Change in Fair Value of Derivative Securities $829 $2,035 ($1,677) $2,006 Adjusted Net (Loss) (non GAAP)+ ($1,947) ($5,866) ($17,480) ($18,874) Summary Statement of Operations +This is non GAAP measure. The above table represents non-GAAP measures that management believes, given its magnitude, represents its earnings per share as unaffected by non-operating valuation adjustments to derivative instruments resulting from the Company’s change in its share price, among other related factors. p.9

Biotech and Pharma Highlights: Strong Year over Year & Quarterly Progress Biopharma bookings to billing ratio of 1.5 on $5.28M of Q4 2017 bookings Record quarterly biopharma bookings of $5.28M, up 11% year over year expected to drive future revenue 137% increase in biopharma projects from 125 to 297 projects 75% increase in biopharma projects from 170 to 297 projects Over 3-fold increase from 18 to 88 immuno-oncology projects 72 additional immuno-oncology projects with biopharma partners, many with combination trials Annual Progress Quarterly Progress p.10 vivoPharm CGI 1.2 2.2 1.5 0 0.5 1 1.5 2 Q4 2016 Q3 2017 Q4 2017 BOOKINGS TO BILLING RATIO 18 39 52 0 20 40 60 80 100 Q4 2016 Q3 2017 Q4 2017 ACTIVE I/O PROJECTS 36 88 125 170 297 50 100 150 200 250 300 350 Q4 2016 Q3 2017 Q4 2017 TOTAL ACTIVE PROJECTS 73 224

p.11

Industry Leading Capabilities in Expanding Field of Immuno-Oncology

NEW SERVICE OFFERING

Launched Neoantigen Identification Service to Accelerate Immuno-Oncology Drug Identification, Development and Repurposing

- Based on neoantigen identification technology utilizing **unique** and **comprehensive sequencing combinations** and sophisticated bioinformatics algorithms and computational workflows.
- **Identification** of the right set of neoantigens that are **potent** and **generate** a robust **response** will significantly increase the effectiveness of IO therapies.
- **Predict patient-specific immune therapy response**, and help create personalized immuno-vaccines.

AntigenID™


Pathology Histology
NGS: Exome / Oncology Panel
HLA Type
Identify Somatic Mutations TMB & MSI
Confirm Expressed Somatic Mutations
Epitope Prediction
NGS: Whole Transcriptome Confirm by Sanger
Immune Repertoire (PMBCs)
Neoantigen Validation
KEY:
DNA Analysis
RNA Analysis
Bioinformatic Analysis

Immuno-Oncology Therapy & Drug Development Expected to Grow to Nearly $120 Billion by 2021

MarketsandMarkets Global Forecast to 2021.
http://www.marketsandmarkets.com/Market-Reports/cancer-immunotherapy-market-197577894.html

Cancer Genetics, Inc. | NASDAQ: CGIX | Q4 & FY 2017 Earnings Call

www.cgix.com www.cancergenetics.com CGI Headquarters 201 Route 17 North Rutherford, NJ 07070 Phone: +1 201-528-9200 RUTHERFORD, NJ, USA #3-1-135/1A CNR Complex Mallapur Main Road, R.R. Dst. Hyderabad – 500 076, Telangana Phone: +91 040-2717-8178 HYDERABAD, INDIA Research Triangle Park 133 Southcenter Court Morrisville, NC 27569 Phone: +1 919-465-0100 RALEIGH, NC, USA 781 Cai Lun Road, Room 803 Shanghai 201203 P.R. China Phone: +86 21-5049-5700 SHANGHAI, CHINA LOS ANGELES, CA, USA 1640 Marengo Street Fourth Floor Los Angeles, CA 90033 Phone: +1 323-224-3900 Grillparzerstrasse 25 81675 Munich Germany Phone: +49 891-2228-7690 MUNICH, GERMANY HERSHEY, PA, USA 1214 Research Boulevard Hummelstown, PA 17036 Phone: +1 717-798-9990 240 Plenty Rd, Level 3, Suite S29 Bundoora, VIC 3083 Australia Phone: +61 3-9988-1800 MELBOURNE, AUSTRALIA